EXHIBIT 99.1

                                     FORM 4
                  STATEMENT OF CHANGES IN BENEFICIAL OWNERSHIP

ITEM 1 - NAME AND ADDRESS OF REPORTING PERSON:

Specialty Finance Partners
54 Thompson Street
New York, NY  10012

ITEM 2 - ISSUER NAME AND TICKER OR TRADING SYMBOL:

Aames Financial Corporation (AMSF)

ITEM 4 - TRANSACTION DATE (MONTH/DAY/YEAR)

11/05/04

ITEM 6 - RELATIONSHIP OF REPORTING PERSON TO ISSUER

    10% Owner

    Notes:
    ------

    (1) Not applicable.

    (2) Upon the automatic conversion of Aames Financial Corporation securities held by the Reporting Person in connection with the reorganization of Aames Financial Corporation into a real estate investment trust, the Reporting Person ceased to own any securities of Aames Financial Corporation.

    (3) Capital Z Financial Services Fund II, L.P. ("Capital Z"), Capital Z Financial Services Private Fund II, L.P. ("Capital Z Private Fund") and Equifin Capital Partners, Ltd. ("Equifin") are general partners of SFP. The sole general partner of Capital Z and Capital Z Private Fund is Capital Z Partners, L.P. ("Capital Z L.P."), and the sole general partner of Capital Z L.P. is Capital Z Ltd. By reason of the provisions of Rule 16a-1 of the Securities Exchange Act of 1934 (the "Exchange Act"), Capital Z, Capital Z Private Fund, Equifin, Capital Z L.P. and Capital Z Ltd. (collectively, the Cap Z Parties") may be deemed to be the beneficial owners of the Common Stock of Aames Investment held by SFP, although the Cap Z Parties disclaim beneficial ownership of such Common Stock except to the extent of any indirect pecuniary interest therein (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of of the Common Stock beneficially owned by SFP.

    (4) The Series D Convertible Preferred Stock underlying the Warrant was convertible into Common Stock.


NY2:\1482089\01\VRL501!.DOC\33560.0111

                             Joint Filer Information



NAME:              Capital Z Financial Services Fund II, L.P.

ADDRESS:           54 Thompson Street
                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                  ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z FINANCIAL SEVICES FUND II, L.P.
                By:  Capital Z Partners, L.P., its General Partner
                By:  Capital Z Partners, Ltd., its General Partner


                  By: /s/ David A. Spuria
                     ------------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004

                             Joint Filer Information



NAME:              Capital Z Financial Services Private Fund II, L.P.

ADDRESS:           54 Thompson Street
                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                 ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z FINANCIAL SEVICES PRIVATE FUND II, L.P.
                By:  Capital Z Partners, L.P., its General Partner
                By:  Capital Z Partners, Ltd., its General Partner


                  By:  /s/ David A. Spuria
                     ---------------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004

                             Joint Filer Information



NAME:              Capital Z Partners, L.P.

ADDRESS:           54 Thompson Street
                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                  ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner


SIGNATURE:      CAPITAL Z PARTNERS, L.P.
                By:  Capital Z Partners, Ltd., its General Partner


                  By:  /s/ David A. Spuria
                     ------------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004

                             Joint Filer Information



NAME:              Capital Z Partners, Ltd.

ADDRESS:           54 Thompson Street

                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                 ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      CAPITAL Z PARTNERS, LTD.


                  By:  /s/ David A. Spuria
                     ----------------------------
                     David A. Spuria
                     General Counsel


Dated: November 15, 2004

                             Joint Filer Information



NAME:              Equifin Capital Partners, Ltd.

ADDRESS:           54 Thompson Street

                   New York, NY  10012

DESIGNATED FILER:  Specialty Finance Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Aames Investment Corporation.
                                                 ("AIC")

DATE OF EVENT REQUIRING STATEMENT:  November 5, 2004

RELATIONSHIP OF JOINT FILER TO ISSUER:  10% Owner



SIGNATURE:      EQUIFIN CAPITAL PARTNERS, LTD.


                  By:  /s/ Mani A. Sadeghi
                     --------------------------------------
                     Mani A. Sadeghi
                     President, Chief Executive Officer
                     and Director


Dated: November 15, 2004